UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2004

CORNERSTONE REALTY INCOME TRUST, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-12875	54-1589139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

306 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibits

Item 8.01 Other Events.

On November 18, 2004, the Company issued a press release to announce that it will redeem for cash all of its 127,380 outstanding Series A convertible preferred shares on the redemption date of December 21, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued by Cornerstone Realty Income Trust, Inc. on November 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone Realty Income Trust, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chairman and CEO

November 18, 2004